Exhibit 10.27L

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

ELEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This ELEVENTH AMENDMENT (this “Eleventh Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Eleventh Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Eleventh Amendment. If the terms and conditions set forth in this Eleventh Amendment conflict with the Agreement, the terms and conditions of this Eleventh Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Eleventh Amendment shall have the meaning set forth in the Agreement. Upon execution of this Eleventh Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Eleventh Amendment. Except as amended by this Eleventh Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect.

CSG and Customer agree to the following:

1.
Customer and CSG are entering that certain Statement of Work (CSG document no. [*****]) whereby CSG added [****** **** ** (“***]”) functionality to improve security to [****] user (the “[**** ***]”). Customer requests that CSG support and maintain the [**** ***], and the Parties wish to amend the Agreement to incorporate the fees, terms and conditions of such support and maintenance.

Therefore, as of the Eleventh Amendment Effective Date, Schedule F, “Fees,” section entitled “IV. Ancillary Products and Services,” subsection A entitled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is amended to add a new subsection 15. “[**** ****** **** ** (“***]”)” as follows:

Description of Item/Unit of Measure	Frequency	Fee
15. [**** ****** **** ** (***])
A. [**************] Services (Note 1)	[*** *******]	[*****]
B. [*********** *** *******] Fee (Note 2) (Note 3)	[********]	$[**********]

Note 1: [**************] Services and the [*******] Fees are prescribed in that certain Statement of Work effective [********* **, 2021 (“SOW ***** *******]”).

Note 2: CSG shall invoice Customer, consistent with the terms and conditions of the Agreement, an [******* *********** *** ******* Fee, the later of i) ******* *], 2022, or ii) [****** ********** ****] of the project. On [******* *, 2022, Customer will continue to ** ****** the *********** *** ******* Fee on ** ****** basis ***********] with the Agreement.

Note 3: [*********** *** ******* includes ****** *******, ******, *** ******, as well as ******** and *********** the data as it related to **** ****** **** **].

IN WITNESS WHEREOF the parties hereto have caused this Eleventh Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: SVP Procurement	Title: SVP, General Counsel & Secretary
Date: 18-Oct-21	Date: Oct 7, 2021